Exhibit 99.1

Bay View Securitization Corporation
Bay View 2002 LJ-1 Owner Trust
For Payment Date: January 26, 2004
For Collection Period: December 31, 2003
For Determination Date: January 15, 2004

A. PRINCIPAL BALANCE RECONCILIATION	A-1	A-2	A-3	A-4	# LOANS	TOTAL	LOAN BALANCE
(A) Original Principal Balance	65,800,000.00	129,000,000.00	171,000,000.00	87,410,907.00	20,885	453,210,907.00	453,210,907.00
(B) Beginning Balance	0.00	0.00	151,452,674.54	87,410,907.00	13,530	238,863,581.54	238,863,581.54
(C) Collections (Regular Payments)	0.00	0.00	4,739,431.68	0.00	N/A	4,739,431.68	4,739,431.68
(D) Withdrawal from Payahead (Principal)	0.00	0.00	833.99	0.00	N/A	833.99	833.99
(E) Collections (Principal Payoffs)	0.00	0.00	5,122,726.39	0.00	343	5,122,726.39	5,122,726.39
(F) Gross Charge Offs (Prior Mo. End Bal)	0.00	0.00	781,114.44	0.00	42	781,114.44	781,114.44
(G) Principal Reductions (Other)(Partial chg off)	0.00	0.00	26,118.60	0.00	N/A	26,118.60	26,118.60
(H) Repurchases	0.00	0.00	0.00	0.00	0	0.00	0.00
(I) Ending Balance	0.00	0.00	140,782,449.44	87,410,907.00	13,145	228,193,356.44	228,193,356.44
(J) Certificate Factor	0.000000%	0.000000%	82.328918%	100.000000%	62.939909%	50.350367%	50.350367%

Notional Principal Balance: Class I
(K) Beginning	*148,813,476.45
(L) Reduction	10,670,225.10
(M) Ending	138,143,251.35
Notional Principal Balance: Companion Component
(N) Beginning	*90,050,105.09
(O) Reduction	—
(P) Ending	90,050,105.09

B. CASH FLOW RECONCILIATION	TOTALS
(A) CASH WIRED-PRINCIPAL AND INTEREST COLLECTIONS	12,032,847.62
(B) INTEREST WIRED — COLLECTION ACCOUNT & PAYAHEAD ACCOUNT	10,942.33
(C) WITHDRAWAL FROM PAYAHEAD ACCOUNT	0.00
1) allocable to principal	833.99
2) allocable to interest	0.00
(D) ADVANCES	1,730.62
(E) REPURCHASES	0.00
(F) GROSS CHARGE OFF RECOVERIES	273,916.23
(G) SPREAD ACCOUNT WITHDRAWAL	0.00
(H) Policy Draw for “I” Interest	0.00
(I) Policy Draw for “A-1” Interest or Ultimate Principal	0.00
(J) Policy Draw for “A-2” Interest or Ultimate Principal	0.00
(K) Policy Draw for “A-3” Interest or Ultimate Principal	0.00
(L) Policy Draw for “A-4” Interest or Ultimate Principal	0.00
TOTAL COLLECTIONS	12,320,270.79

C. TRUSTEE DISTRIBUTION	TOTAL
(A) TOTAL CASH FLOW	12,320,270.79
(B) DEPOSIT TO PAYAHEAD	0.00
(C) Indenture Trustee Fee	0.00
(D) UNRECOVERED INTEREST ADVANCES	877.16
(E) SERVICING FEE (DUE AND UNPAID)	199,052.98
(F) Standby Servicing Fee (not to exceed $50,000)	3,981.06
(G) Owner Trustee Fee (not to exceed $25,000)	0.00
(H) INTEREST TO “A-1” CERTIFICATE HOLDERS, INCLUDING OVERDUE	0.00
(I) INTEREST TO “A-2” CERTIFICATE HOLDERS, INCLUDING OVERDUE	0.00
(J) INTEREST TO “A-3” CERTIFICATE HOLDERS, INCLUDING OVERDUE	368,534.84
(K) INTEREST TO “A-4” CERTIFICATE HOLDERS, INCLUDING OVERDUE	262,232.72
(L) Interest to “I” Certificate Holders, including Overdue	310,028.08
(M) PRINCIPAL TO “A-1” CERTIFICATE HOLDERS, INCLUDING OVERDUE	0.00
(N) PRINCIPAL TO “A-2” CERTIFICATE HOLDERS, INCLUDING OVERDUE	0.00
(O) PRINCIPAL TO “A-3” CERTIFICATE HOLDERS, INCLUDING OVERDUE	10,670,225.10
(P) PRINCIPAL TO “A-4” CERTIFICATE HOLDERS, INCLUDING OVERDUE	0.00
(Q) Policy Premium and Unreimbursed Draws	76,064.45
(R) Spread Account (up to the Requisite Amount)	0.00
(S) Additional Unpaid Standby Servicing Fee	0.00
(T) Additional Unpaid Indenture Trustee Fee	0.00
(U) Additional Unpaid Owner Trustee Fee	0.00
(V) Interests Advance Recovery Payments	0.00
(W) EXCESS YIELD	429,274.40
BALANCE	0.00

SPREAD
D. SPREAD ACCOUNT	ACCOUNT
(A) BEGINNING BALANCE	14,074,223.21
(B) ADDITIONS TO SPREAD AMOUNT	429,274.40
(C) INTEREST EARNED	10,582.14
(D) DRAWS	0.00
(E) REIMBURSEMENT FOR PRIOR DRAWS	N/A
(F) DISTRIBUTION OF FUNDS TO SERVICER	N/A
(G) PRIOR MONTH DISTRIBUTION OF FUNDS TO ISSUER	477,896.00
(H) ENDING BALANCE	14,036,183.75
(I) REQUIRED BALANCE	13,596,327.21
(J) CURRENT MONTH DISTRIBUTION OF FUNDS TO ISSUER	439,856.54

Bay View Securitization Corporation
Bay View 2002 LJ-1 Owner Trust
For Payment Date: January 26, 2004
For Collection Period: December 31, 2003
For Determination Date: January 15, 2004

E. CURRENT RECEIVABLES DELINQUENCY	NUMBER	BALANCE
# PAYMENT DELINQUENCY
(A) 31-60	72	1,147,030.01
(B) 61-90	22	406,371.58
(C) TOTAL	94	1,553,401.59
(D) 90+ days	14	202,552.67
F. REPOSSESSIONS
(A) COLLECTION PERIOD REPOSSESSIONS (CURRENT PERIOD END BAL)	25	497,061.75
(B) AGGREGATE REPOSSESSIONS	341	6,826,564.52
(C) UNLIQUIDATED REPOSSESSIONS	31	582,521.76
G. PAYAHEAD RECONCILIATION
(A) BEGINNING BALANCE		113,006.85
(B) DEPOSIT		0.00
(C) WITHDRAWAL		833.99
(D) ENDING BALANCE		112,172.86

PERFORMANCE TEST
H. DELINQUENCY RATIO (30+)

	DELINQUENT
	MONTH	POOL	DELINQUENCY
	BALANCE	BALANCE	%
MONTH
(A) CURRENT	1,553,401.59	228,193,356.44	0.6807%
(B) 1ST PREVIOUS	1,650,546.93	238,863,581.54	0.6910%
(C) 2ND PREVIOUS	1,033,295.44	248,643,500.09	0.4156%
(D) THREE MONTH ROLLING AVERAGE	1,412,414.65	238,566,812.69	0.5958%

	MONTH	ORIGINAL POOL
I. CUMULATIVE DEFAULT RATE	BALANCE	BALANCE	Default Rate %
(A) Defaulted Receivables (Current Period)	593,779.66
(B) Cumulative Defaulted Receivables (Prior Month)	7,897,749.81
(C) Cumulative Defaulted Receivables (Current Month)	8,491,529.47	453,210,907.00	1.87%

	MONTH	ORIGINAL POOL
J. CUMULATIVE NET LOSS RATE	BALANCE	BALANCE	Net Loss Rate %
(A) Collection Period Charge-Off receivables	807,233.04
(B) 50% of Purchase Receivables with scheduled payment delinquent more than 30 days	—
(C) Aggregate Cram Down Losses during period	—
(D) Less: Recoveries (current month)	273,916.23
(E) Prior Period Adjustment	—
(F) Net Losses current period	533,316.81
(G) Prior Period cumulative net losses	4,962,471.32
(H) Cumulative Net Losses (current period)	5,495,788.13	453,210,907.00	1.21%
(I) Total Defaults	593,779.66
(J) 50% of defaulted Receivables (not included in Collection Period Charge-Off Receivables)	296,889.83
(K) Cumulative net losses including 50% of defaults	5,792,677.96	453,210,907.00	1.28%

K. EXTENSION RATE	MONTH BALANCE	POOL BALANCE	Extension Rate %
(A) Principal Balance of Receivables extended during current period (not to exceed 1% of Original Pool Balance)	956,060.02	228,193,356.44	0.42%

L. LOCKBOX TEST	AMOUNT	NUMBER
(A) Total Payments to Lockbox (Current Month)	6,749,769.59	12,643
(B) Total Payments (Current Month)	12,306,763.85	13,990
(C) Lockbox Payment Percentage		90.37%
M. FINANCIAL COVENANTS
(A) Monthly BVAC capital (at least $50MM)		50,000
(B) Monthly BVAC cash and working capital borrowing capacity (at least $5MM)		145,145
(C) Monthly BVAC net worth (at least $20MM)		60,346
N. WAC-Weighted Average Coupon		10.3941%
O. WAM-Weighted Average Maturity		54.56

/s/ Angelica Velisano	APPROVED BY:	/s/ Christine Leung

Prepared by: Angelica Velisano		Christine Leung
Senior Accounting Analyst		Assistant Vice President, Senior Financial Analyst
Bay View Securitization Corp		Bay View Capital Corp.

* Beginning balances were adjusted from prior month to reflect the correct Notional Principal Balance.